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                                                               FORM 8-K


                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2000

                      ROYAL FINANCIAL CORPORATION
          (Exact name of registrant as specified in its charter)

 Nevada                                                         13-3961109
(State or other jurisdiction    (Commission                    (IRS Employer
       of incorporation)        File Number)                Identification No.)


2000 East Lamar Boulevard, Suite 290     Arlington, TX               76006
     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (817) 861-4000


          (Former name or former address, if changed since last report)


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                                   Form 8-K

                           Item 5. -- Other Events

At this time, Royal Mortgage Corporation (the "Company"), a wholly-owned subsidiary of Royal Financial Corporation, is unable to pay the principal due on its 8-1/2% Convertible Senior Debenture Due March 31, 2000 (the "Debenture").

Royal Mortgage Corporation will pay the accrued interest on the Debenture through March 31, 2000. The Company is currently marketing for sale several unencumbered assets; upon the sale of one or more of these assets, the Company will pay the principal balance of $1,290,000 plus all accrued interest.



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Form 8-K


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Royal Financial Corporation
                                         --------------------------------
                                                  (Registrant)


            March 29, 2000                     /s/ Mark J. Teinert
Date --------------------------------    --------------------------------
                                                    (Signature)*
                                                   Mark J. Teinert
                                               Secretary / Treasurer